                                                                    Exhibit 99.5
                         BENEFICIAL OWNER ELECTION FORM

                                   relating to

                              BLUE VALLEY BAN CORP.
                         RIGHTS TO PURCHASE COMMON STOCK

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NOTE FROM YOUR NOMINEE: YOU SHOULD RETURN THIS FORM ON A TIMELY BASIS TO ENSURE
THAT WE ARE ABLE TO ACT PURSUANT TO YOUR INSTRUCTIONS. ACCORDINGLY, IF YOU ELECT
TO EXERCISE YOUR RIGHTS, PLEASE ENSURE THAT ALL REQUIRED FORMS AND PAYMENTS ARE
 ACTUALLY RECEIVED BY US PRIOR TO 5:00 P.M., EASTERN TIME ON DECEMBER 4, 2008,
   THE LAST BUSINESS DAY PRIOR TO THE SCHEDULED EXPIRATION DATE OF THE RIGHTS
   OFFERING TO ENSURE THAT WE HAVE SUFFICIENT TIME TO DELIVER SUCH FORMS AND
   PAYMENTS TO THE RELEVANT SUBSCRIPTION AGENT BY 5:00 P.M., EASTERN TIME ON
                DECEMBER 5, 2008, THE SCHEDULED EXPIRATION DATE.
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     The  undersigned  acknowledge(s)  receipt of your  letter and the  enclosed materials  relating  to the  rights  offering  by Blue  Valley  Ban  Corp.  (the
"Company"),  of  nontransferable  rights to purchase shares of common stock, par
value  $1.00  per  share,  of  the  Company  ("Common  Stock"),   including  the
accompanying prospectus (the "Prospectus").  The undersigned also acknowledge(s)
that the exercise of rights is not revocable.

     I (we) hereby instruct you as follows:

     (CHECK THE APPLICABLE BOXES AND PROVIDE ALL REQUIRED INFORMATION)

     Box 1. |_| Please DO NOT EXERCISE RIGHTS to purchase shares of Common Stock

     Box 2. |_| Please EXERCISE RIGHTS to purchase shares of Common Stock as set forth below:

EXERCISE OF RIGHTS (Complete if Box 2 is checked):

         Basic Subscription Right                             Rights    x          .1352          =
                                      ---------------------                ----------------------    ---------------------------------
                                        (no.  of  rights)                                            (no.  of shares to be purchased)

         Over-Subscription Right                              Rights    x          .1352          =
                                      ---------------------                ----------------------    ---------------------------------
                                        (no.  of  rights)                                            (no.  of shares to be purchased)

         Therefore, I apply for                                         x         $18.00          =     $
                                      ---------------------                ----------------------    ---------------------------------
                                      (no. of new shares)                  (subscription  price)          (payment required)

|_|    Payment is enclosed:  $_____________
|_|    Please deduct payment of $__________ from the following account maintained by you as follows:

Type of Account: ______________________      Account No.: ______________________

Complete if Box 1 or 2 checked:

     I (we) on my (our)  own  behalf,  or on behalf  of any  person(s)  on whose behalf,  or  under  whose  directions,  I am  (we  are)  signing  this  form:

     •    Irrevocably  elect to  purchase  the number of shares of Common  Stock indicated  above  upon  the  terms  and  conditions  specified  in the
          Prospectus; and

     •    Agree that if I (we) fail to pay for the shares of Common Stock that I
          (we) have elected to purchase, you may exercise any remedies available to you under law.

Name of beneficial owner(s):
                            ----------------------------------------------------
Signature of beneficial owner(s):
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     If you are signing in your capacity as a trustee, executor,  administrator, guardian,  attorney-in-fact,  agent,  officer of a  corporation  or another acting in a  fiduciary  or  representative  capacity,  please  provide  the following information:

Name:
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Capacity:
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Address (including Zip Code):
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Telephone Number:
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